SEPTEMBER 30, 2011

SEMIANNUAL REPORT

FIXED INCOME

Franklin Templeton Limited Duration Income Trust

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

view of the economy largely because of developments in Europe and signs the
U.S. economic expansion lacked momentum. To promote a stronger recovery and help maintain inflation levels the Fed believed consistent with its dual man-
date to foster maximum employment and price stability, the Fed undertook a second round of quantitative easing consisting of a $600 billion purchase of longer term U.S. Treasuries, which ended on June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth.

Despite the Fed’s actions, the economy grew more slowly than expected. Housing market weakness continued and unemployment remained high. Manufacturing activity weakened at the start of the reporting period partly because of global supply-chain disruptions following Japan’s natural disasters. Geopolitical insta-
bility in some oil-producing regions and investor concerns over weak economic data caused volatility in crude oil prices. After prices reached a period high of $114 per barrel on April 29, they fell to $79 by period-end. Storms and droughts in several states reduced crop yields, pushing up grain prices. As oil and food prices rose, the pace of inflation accelerated during the period.

Generally favorable economic improvements and positive corporate earnings reports somewhat eased investor concerns about the turmoil in North Africa and the Middle East, multiple crises triggered by Japan’s earthquake, widening debt problems in the eurozone and headwinds facing the U.S. economy. During the six months under review, investment grade fixed income markets, as meas-
ured by the Barclays Capital (BC) U.S. Aggregate Index, performed well, while
U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), declined.1 Heightened volatility, however, roiled global financial markets due to
U.S. lawmakers’ protracted debate and eventual compromise on the debt limit, independent credit rating agency Standard & Poor’s downgrade of the long-
term U.S. credit rating to AA+ from AAA, and fears of a sovereign debt crisis contagion in Europe. Near period-end, the Fed announced plans intended to boost the economy by driving down long-term interest rates. The Fed will sell
$400 billion in short-term securities over the next year and purchase an equal amount of long-term securities. The Fed also anticipated it would keep short-
term rates near zero through mid-2013. In this environment, investors sought the perceived safe haven of U.S. Treasuries, which drove prices higher and yields lower for the fiscal year under review.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial
Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not represen-
tative of the Fund’s portfolio.

2 | Semiannual Report

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited dura-
tion, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

The six-month period under review was characterized by increased volatility and risk aversion, as hopes of a self-sustaining economic recovery gradually gave way to renewed concerns of a global recession. Developments domesti-
cally and overseas contributed to the changing sentiment and heightened anxiety. Renewed concerns about Greece’s perilous debt burden surfaced toward the beginning of the period, eventually spreading to larger European nations such as Spain and Italy. In the U.S., contentious negotiations over the nation’s debt limit went down to the wire ahead of an early August default deadline. Investors reacted negatively to these developments, generally fleeing nominally riskier assets while seeking the perceived safety of U.S. Treasuries and gold.

The broader stock market, as measured by the S&P 500, had a -13.78% total return for the six months ended September 30, 2011.1 Although corporate profits and balance sheets remained fairly healthy during this period, leveraged loans and high yield corporate bonds generally declined in value. Risk aversion weighed on those two asset classes, while concerns about a double-dip recession forced investors to further consider the possibility of rising default rates in the future. Leveraged loans had a -3.44% total return as measured by the Credit
Suisse (CS) Leveraged Loan Index (LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, and high yield corporate bonds had a -4.13% total return as measured by the CS
High Yield Index, which is designed to mirror the investable universe of the
U.S. dollar-denominated high yield debt market.1 Conversely, mortgage-backed

Semiannual Report | 3

securities (MBS) remained in favor as investors turned to higher quality assets and as benchmark 10-year Treasury note yields fell substantially from 3.47% at the beginning of the reporting period to 1.92% on September 30, 2011. During the same time, MBS returned +4.69%, as measured by the BC U.S. MBS Index, which tracks performance of agency mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.1 Over the course of this period, we reduced the Fund’s exposure to high yield corporate bonds and leveraged loans while increasing its holdings of mortgage-backed securities.

High Yield Corporate Bonds

High yield bonds initially appeared to be largely immune from the increasing economic uncertainty that arose during the reporting period. Strong corporate earnings and a historically low level of junk bond defaults made valuations appear attractive, even as absolute yields pushed toward record lows. However, their yield spread over Treasuries gradually widened as the European debt crisis intensified and then widened further in reaction to the contentious U.S. debt ceiling debate. The new-issue market for high yield corporate bonds largely dried up through August and September, leading to a spike in risk premiums for lower quality corporate bonds that may need access to the debt markets in the coming years. In this period of heightened risk aversion, lower quality credits substantially underperformed those with higher ratings. Overall, the average high yield bond price declined by 8.77% as their yield spread over Treasuries increased from 5.05% at the beginning of the period to 8.11% at period-end.2 With corporate balance sheets and liquidity generally healthy, we remained positive toward the fundamental outlook for the asset class at period-end. However, the negative returns combined with stronger performance by other assets led us to somewhat reduce our exposure to high yield corporate bonds during the six months under review.

Floating Rate Bank Loans

For the six-month period, the bank loan asset class had a -3.44% total return as measured by the CS LLI.1 Higher rated credits (split BB or higher) outperformed lower rated credits (CCC or distressed).3

2. Source: Credit Suisse.

3. Source: Credit Suisse. Split BB means for credit rating agencies S&P and Moody’s Investors Service, a BB or equivalent rating by one agency and a B rating by the other.

4 | Semiannual Report

A series of negative economic events converged toward the end of the period, leading the loan market to decline along with other risk assets. Reflecting heightened expectations of below-trend economic growth, the Fed in September announced it would maintain its low benchmark rate through mid-2013. In prior months, much of the loan market’s growth was driven by investor inflows into loan-based mutual funds as they considered loans a possible hedge against rising interest rates and inflation. However, with the three-month LIBOR (London Interbank Offered Rate) ending the period at approximately 0.37% and prospects for higher rates diminished, loan mutual funds experienced significant outflows. Substantial redemptions in many loan mutual funds toward the end of July and the beginning of August forced fund managers to sell many loans that provided the most liquidity amid a turbulent market. This forced selling worsened declines in net asset values of loan mutual funds, prompting further redemptions in a manner that eventually became a self-perpetuating negative cycle. The average loan price was 91.8 cents on the dollar as of September 30, 2011, down from 98.1 cents on March 31, 2011; the average discounted spread to maturity (the interest rate margin over LIBOR, factoring the current trading price and the loan’s maturity) was LIBOR +576 basis points (100 basis points equal one percentage point).4

Despite constrained technical factors in the loan market, fundamental factors continued to provide support. Although yield spread levels toward period-end were closer to historical recessionary levels typically associated with much higher default rates, the loan market’s default rate actually continued to drop. Overall, the loan default rate declined to 0.32% by principal amount and 0.90% by number of issuers over the course of the six-month period.5

Mortgage-Backed and Asset-Backed Securities

High-quality agency MBS performed well and outperformed the high yield corporate bond and bank loan sectors but could not keep pace with the strong rally in safe-haven Treasuries. The Fed toward period-end initiated its long-term bond buying program (dubbed Operation Twist by commentators), intended to further reduce longer term borrowing costs and spur refinancing and economic activity. As part of Operation Twist, the Fed announced plans to reinvest mortgage

4. Source: Standard & Poor’s, “Bi-weekly Secondary Price & Spread Levels for Selected Large Institutional Flow Loans,” 10/13/11. Standard & Poor’s Leveraged Commentary and Data (S&P/LCD) Flow Names is a composite of the 15 most actively traded loan facilities.

5. Source: S&P LCD, “Standard & Poor’s LCD Quarterly Review,” Third Quarter 2011.

Semiannual Report | 5

principal and agency debenture payments back into MBS. This aspect of the new program will keep the Fed’s MBS portfolio from declining and is viewed as supportive for the MBS sector. MBS, however, were priced near historically high levels and prepayment risk remained heightened. While overall prepayment levels have gradually declined and are likely to remain contained, in our view, one risk to this outcome would be the possible expansion of the Home Affordable Refinance Program (HARP) that could increase the number of borrowers eligible to refinance their homes. Although a HARP expansion could be positive for U.S. household finances, it could negatively affect related MBS security valuations.

During the period, our coupon allocation within the Fund’s portfolio remained relatively constant. While our heaviest allocation was in the 5.0% to 6.0% coupon range, we decreased exposure to 5.0% and 6.0% coupons and increased allocation to 4.5% coupons, concentrating on specified pools. Outside conventional MBS, we remained allocated to bonds from higher quality securitized sectors with strong credit fundamentals while continuing to invest in asset-backed securities (ABS) and commercial-mortgage backed securities (CMBS). Both sectors underperformed Treasuries but delivered positive total returns, outperforming the high yield corporate bond and bank loan sectors.

6 | Semiannual Report

Thank you for your continued participation in Franklin Templeton Limited
Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA

Richard S. Hsu, CFA

Eric G. Takaha, CFA

Roger A. Bayston, CFA

Glenn I. Voyles, CFA

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 7

Performance Summary as of 9/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The per-
formance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 9/30/11, the Fund had leverage in the amount of 34.17% of the Fund’s total assets. The Fund employs lever-
age through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month returns have not been annualized.
3. Assumes reinvestment of distributions at net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment plan.
5. Distribution rate is based on an annualization of the Fund’s 8.3 cent per share September dividend and the NYSE Amex closing price of $12.99 on 9/30/11.

8 | Semiannual Report

Annual Shareholders’ Meeting

September 22, 2011

At an annual Meeting of Shareholders of the Fund held on September 22, 2011, shareholders approved the election of the following persons as Trustees of the Fund.

Note: Harris J. Ashton, Edith E. Holiday, Charles B. Johnson, Jr., Frank W.T. LaHaye, J. Michael Luttig, Frank A. Olson
and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

Semiannual Report | 9

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (Agent), P.O. Box 358035, Pittsburgh, PA 15252-8035, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund’s Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

10 | Semiannual Report

The market price of shares on a particular date shall be the last sales price on NYSE Amex, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will

Semiannual Report | 11

be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (866) 340-2909. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

12 | Semiannual Report

Franklin Templeton Limited Duration Income Trust

Financial Highlights

	Six Months Ended September 30, 2011 (unaudited)	Year Ended March 31, 2011	2010	2009	2008	2007
Per common share operating performance (for a common share outstanding throughout the period)						
Net asset value, beginning of period	$14.01	$13.48	$10.15	$12.85	$14.24	$14.14
Income from investment operations:						
Net investment income[a]	0.46	0.98	0.93	0.93	1.28	1.32
Net realized and unrealized gains (losses)	(1.02)	0.65	3.40	(2.56)	(1.29)	0.16
Dividends to preferred shareholders from net investment income	(0.02)	(0.05)	(0.05)	(0.14)	(0.37)	(0.35)
Total from investment operations	(0.58)	1.58	4.28	(1.77)	(0.38)	1.13
Less distributions to common shareholders from net investment income	(0.50)	(1.05)	(0.95)	(0.93)	(1.01)	(1.03)
Net asset value, end of period	$12.93	$14.01	$13.48	$10.15	$12.85	$14.24
Market value, end of period[b]	$12.99	$13.14	$13.40	$8.92	$10.94	$14.27
Total return (based on market value per share)[c]	2.56%	6.25%	63.14%	(9.97)%	(16.64)%	19.66%
Ratios to average net assets applicable to common shares[d,e]						
Expenses before expense reduction	1.13%	1.14%	1.15%	1.33%	1.28%	1.27%
Expenses net of expense reduction	1.13%	1.14%	1.15%[f]	1.33%[f]	1.28%[f]	1.26%
Net investment income	6.73%	7.15%	7.47%	8.16%	9.38%	9.32%
Supplemental data						
Net assets applicable to common shares, end of period (000's)	$346,459	$375,016	$360,798	$271,679	$344,010	$380,813
Portfolio turnover rate	153.17%	262.57%	220.09%	203.31%	47.48%	52.17%
Portfolio turnover rate excluding mortgage dollar rolls[g]	54.14%	115.51%	66.07%	42.58%	47.48%	52.17%
Asset coverage per preferred share	$73,168	$76,096	$78,092	$72,571[h]	$70,264	$75,107
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

[a]Based on average daily common shares outstanding.
[b]Based on the last sale on the NYSE Amex.
[c]Total return is not annualized for periods less than one year.
[d]Based on income and expenses applicable to both common and preferred shares.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.
[g]See Note 1(e) regarding mortgage dollar rolls.
[h]Prior amount of $115,173 has been corrected to include the impact of mortgage dollar rolls.

Franklin Templeton Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited)

	Country	Shares	Value
Common Stocks (Cost $1,240,009) 0.0%[†]			
Media 0.0%[†]			
[a,b]Dex One Corp.	United States	40,000	$ 22,400
		Principal Amount*	
Corporate Bonds 49.0%			
Automobiles & Components 1.8%			
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	600,000	561,000
Ford Motor Credit Co. LLC, senior note,			
7.50%, 8/01/12	United States	1,000,000	1,020,690
7.00%, 4/15/15	United States	1,000,000	1,052,500
6.625%, 8/15/17	United States	1,000,000	1,043,324
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	2,500,000	2,556,250
			6,233,764
Banks 0.3%			
Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,000,000	987,500
Capital Goods 1.8%			
[c]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	2,000,000	1,842,500
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,100,000	1,064,250
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	1,500,000	1,443,750
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	2,000,000	1,840,000
			6,190,500
Consumer Durables & Apparel 1.8%			
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	1,500,000	1,537,500
KB Home, senior note, 6.25%, 6/15/15	United States	1,100,000	885,500
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	1,000,000	905,000
[c]Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%, 5/15/19	United States	1,300,000	1,069,250
Visant Corp., senior note, 10.00%, 10/01/17	United States	2,000,000	1,860,000
			6,257,250
Consumer Services 3.1%			
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	1,400,000	1,246,000
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,000,000	3,041,250
MGM Resorts International, senior note, 6.75%, 4/01/13	United States	2,500,000	2,437,500
Norwegian Cruise Line Ltd., senior secured note, 11.75%, 11/15/16	United States	300,000	340,500
Pinnacle Entertainment Inc., senior note, 8.625%, 8/01/17	United States	1,000,000	1,012,500
[c]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,200,000	708,000
Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%, 5/15/18	United States	2,000,000	2,155,000
[d]Station Casinos Inc., senior note, 7.75%, 8/15/16	United States	200,000	20
			10,940,770

14 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

Semiannual Report | 15

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

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Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

Semiannual Report | 17

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

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Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

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Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

20 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

Semiannual Report | 21

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

22 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

Semiannual Report | 23

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

24 | Semiannual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) *(continued)*

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Diversified Financials (continued)			
[c,f]Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN, 1.254%, 8/01/16	Cayman Islands	1,761,482	$ 1,707,546
[c,f]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.677%, 3/11/21	Cayman Islands	457,000	385,678
[f]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.735%, 2/25/35	United States	1,030,355	894,690
[c,f]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.249%, 10/15/21	Cayman Islands	310,000	279,144
[c,f]Commercial Industrial Finance Corp., 2007-3A, A1J, 144A, FRN, 0.653%, 7/26/21	Cayman Islands	640,000	544,797
[c,f]Gleneagles CLO Ltd., 2005-1A, 144A, FRN, 0.654%, 11/01/17	Cayman Islands	1,000,000	804,560
[f,k]GSAMP Trust, 2003-AHL, B1, FRN, 6.235%, 10/25/33	United States	841,106	390,015
[c,f]MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.853%, 12/21/17	United States	500,000	466,995
[f]Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 4.735%, 3/25/33	United States	493,619	46,345
[f,k]New Century Home Equity Loan Trust, 2003-2, M3, FRN, 5.785%, 1/25/33	United States	501,995	17,615
[f]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 3.535%, 11/25/33	United States	493,302	308,078
[f]Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN, 3.985%, 11/25/34	United States	120,363	56,154
[f,k]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 5.11%, 4/25/33	United States	13,987	1,636
[c,f]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.479%, 8/01/22	Cayman Islands	1,617,082	1,485,241
			8,246,350
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $29,136,831)			26,687,971
Mortgage-Backed Securities 35.1%			
[f]**Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.3%**			
FHLMC, 2.702%, 5/01/34	United States	826,407	839,945
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 8.4%			
[h]FHLMC Gold 15 Year, 5.00%, 10/01/24	United States	4,590,000	4,927,797
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	97,720	106,129
FHLMC Gold 15 Year, 6.00%, 3/01/14	United States	461,679	500,771
[h]FHLMC Gold 30 Year, 4.50%, 9/01/39 - 10/01/39	United States	2,730,000	2,889,796
[h]FHLMC Gold 30 Year, 5.50%, 10/01/39	United States	4,500,000	4,867,032
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/33	United States	1,495,195	1,658,601
[h]FHLMC Gold 30 Year, 6.00%, 10/01/39	United States	9,660,000	10,583,740
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	1,720,640	1,904,683
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	432,216	496,559
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	63,947	75,869
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	969,581	1,174,464
			29,185,441

Semiannual Report | 25

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bAt September 30, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At September 30,
2011, the aggregate value of these securities was $82,636,079, representing 23.85% of net assets.
dSee Note 9 regarding defaulted securities.
ePerpetual security with no stated maturity date.
fThe coupon rate shown represents the rate at period end.
gIncome may be received in additional securities and/or cash.
hA portion or all of the security is purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).
iSee Note 1(f) regarding senior floating rate interests.
jThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
kThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
lThe security is traded on a discount basis with no stated coupon rate.
mSee Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | 27

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) (continued)

At September 30, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

28 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, September 30, 2011 (unaudited) *(continued)*

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Sell Protection[d]									
Traded Index									
CDX.NA.HY.17	GSCO	$8,000,000	5.00%	12/20/16	$(764,199)	$ —	$(143,846)	$(908,045)	Non Investment Grade
LCDX.NA.16	BZWS	2,000,000	2.50%	6/20/16	1,161	—	(147,272)	(146,111)	Non Investment Grade
Unrealized appreciation (depreciation)						—	(291,118)		
Net unrealized appreciation (depreciation)							$(291,118)		

[a]Positions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end.

Counterparty	Collateral Posted (Received)
BZWS	$460,000
GSCO	390,000
Total collateral for credit default swaps	$850,000

[b]For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

[c]Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

[d]The fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Abbreviations on page 43.

Franklin Templeton Limited Duration Income Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2011 (unaudited)

Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$528,167,824
Cost - Sweep Money Fund (Note 8)	14,422,520
Total cost of investments	$542,590,344
Value - Unaffiliated issuers	$508,330,704
Value - Sweep Money Fund (Note 8)	14,422,520
Total value of investments	522,753,224
Cash	2,327,988
Receivables:	
Investment securities sold	37,441,046
Interest	5,148,013
Due from brokers	850,000
Swaps (premiums paid $1,250)	1,160
Unrealized appreciation on forward exchange contracts	238,463
Other assets	1,335
Total assets	568,761,229
Liabilities:	
Payables:	
Investment securities purchased	128,015,289
Affiliates	304,574
Distributions to common shareholders	2,223,315
Distributions to preferred shareholders	24,104
Swaps (premiums received $765,000)	764,198
Unrealized depreciation on forward exchange contracts	546,666
Unrealized depreciation on swap contracts	291,118
Accrued expenses and other liabilities	133,297
Total liabilities	132,302,561
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)] (Note 3)	90,000,000
Net assets applicable to common shares	$346,458,668
Net assets applicable to common shares consist of:	
Paid-in capital	$380,696,665
Distributions in excess of net investment income	(941,606)
Net unrealized appreciation (depreciation)	(20,435,955)
Accumulated net realized gain (loss)	(12,860,436)
Net assets applicable to common shares	$346,458,668
Common shares outstanding	26,786,933
Net asset value per common share	$12.93

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

Semiannual Report | 33

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund(s) may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

34 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract (or other agreed upon amount) from the seller. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit

Semiannual Report | 35

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

36 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of September 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Semiannual Report | 37

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of common shares authorized (without par value).

During the period ended September 30, 2011, there were 13,161 shares issued for $184,255 from reinvested distributions. During the year ended March 31, 2011, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. AUCTION RATE PREFERRED SHARES

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the period ended September 30, 2011; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the period ended September 30, 2011, the dividends on Preferred Shares ranged from 1.409% to 1.473%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2011, all requirements were met.

38 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2011, there were no credits earned.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2011, the capital loss carryforwards were as follows:

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2011, the Fund deferred realized currency losses of $87,122.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

Semiannual Report | 39

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES (continued)

At September 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, swaps, corporate actions, and wash sales.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2011, aggregated $818,329,727 and $827,859,761, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

At September 30, 2011, the Fund had 69.99% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2011, the aggregate value of these securities was $1,495,020, representing 0.29% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

40 | Semiannual Report

Franklin Templeton Limited Duration Income Trust

Notes to Financial Statements (unaudited) *(continued)*

10. Other Derivative Information

At September 30, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$238,463	Unrealized depreciation on forward exchange contracts	$546,666
Credit contracts	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	291,118

For the period ended September 30, 2011, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(257,401)	$301,853
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	219,771	(345,042)

For the period ended September 30, 2011, the average month end market value of derivatives represented 0.35% of average month end net assets. The average month end number of open derivative contracts for the period was 21.

See Note 1(d) regarding derivative financial instruments.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable

Semiannual Report | 41

Franklin Templeton
Limited Duration Income Trust

Notes to Financial Statements (unaudited) *(continued)*

11. Fair Value Measurements *(continued)*

inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical securities
- Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities				
Equity Investments:[a]	$ 22,400	$ —	$ —	$ 22,400
Corporate Bonds	—	169,838,722	—	169,838,722
Senior Floating Rate Interests	—	182,202,616	—	182,202,616
Foreign Government and Agency Securities	—	6,748,226	—	6,748,226
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	26,687,971	—	26,687,971
Mortgage-Backed Securities	—	121,453,190	—	121,453,190
Short Term Investments	14,422,520	1,377,579	—	15,800,099
Total Investments in Securities	$14,444,920	$508,308,304	$ —	$522,753,224
Forward Exchange Contracts	—	238,463	—	238,463
Liabilities:				
Swaps	—	291,118	—	291,118
Forward Exchange Contracts	—	546,666	—	546,666

[a]For detailed categories, see the accompanying Statement of Investments.

42 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

12. NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements with the main objective to improve the accounting for repurchase agreements and other similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective for transactions occurring in interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure

Semiannual Report | 43

Franklin Templeton

Limited Duration Income Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by NYSE Amex’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended March 31, 2011. Additionally, the Fund expects to file, on or about November 30, 2011, such certifications with its Form N-CSRS for the six months ended September 30, 2011.

44 | Semiannual Report

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Michael Luttig, Frank A. Olson and John B.

Wilson.

Item 6. Schedule of Investments.

N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund's board or a committee of the board, the Proxy Group may refer the matter, along with the recommended course of action by the investment manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the investment manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the

Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant changes in

the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Limited Duration Income Trust

By /s/ LAURA F. FERGERSON
       Laura F. Fergerson
       Chief Executive Officer –
       Finance and Administration
Date November 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
       Laura F. Fergerson
       Chief Executive Officer –
       Finance and Administration
Date November 25, 2011

By /s/ GASTON GARDEY
       Gaston Gardey
       Chief Financial Officer and
       Chief Accounting Officer
Date November 25, 2011